UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4757

Smith Barney Sector Series Inc.
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: April 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

     SMITH BARNEY
SECTOR SERIES INC.

     SMITH BARNEY
TECHNOLOGY FUND

RESEARCH SERIES | SEMI-ANNUAL REPORT | APRIL 30, 2005

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N OT F D I C I N S U R E D • N OT BA N K G UA R A N T E E D • M AY L O S E VA L U E

Research Series
Semi-Annual Report • April 30, 2005 SMITH BARNEY TECHNOLOGY FUND

SMITH BARNEY FUND
MANAGEMENT LLC

Smith Barney Fund Management LLC is the investment manager to the Fund. Citigroup Asset Management Ltd. is the subadviser. The Fund’s management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.

FUND OBJECTIVE*

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

What’s Inside

Letter from the Chairman	1
Fund at a Glance	4
Fund Expenses	5
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15

*	Since the Fund focuses its investments on companies involved in the technology industries, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

L E T T E R   F R O M  T H E   C H A I R M A N

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)[i] growth was 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following three 25 basis pointiii rate hikes from June through September 2004, the Fed again increased its target for the federal funds rateiv in 0.25% increments four times during the reporting period. After the Fund’s reporting period had ended, at its May meeting, the Fed once again raised its federal funds target rate by 0.25% to 3.00% .

During the six months covered by this report, the U.S. stock market posted a modest gain, with the S&P 500 Index[v]returning 3.28% .The reporting period began on a bright note, as the equity markets rallied sharply in November and December 2004. Investors were drawn to stocks as the uncertainty of the U.S. Presidential election ended and oil prices fell from their record highs.Thus far in 2005, the equity markets have been volatile. Equities were weak in January, rose in February and again fell in March and April.The market’s recent troubles have been attributed to mixed economic data, continued high oil prices, and rising interest rates.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, mid- and large-cap stocks generally outperformed their small-cap brethren during the period.

Performance Review

For the six months ended April 30, 2005, Class A shares of the Smith Barney Sector Series Inc.—Smith Barney Technology Fund, excluding sales charges, returned -3.12% . In comparison, the Fund’s unmanaged benchmark, the Russell 3000 Indexvi and the Goldman Sachs Technology Indexvii returned 3.69% and -5.57%, respectively, for the same period. The Lipper Science & Technology Funds Category Average[1] was -4.60% over the same time frame.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 295 funds in the Fund’s Lipper category, and excluding sales charges.

1 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

PERFORMANCE SNAPSHOT
AS OF APRIL 30, 2005
(excluding sales charges)
(unaudited)

6 Months

Technology Fund — Class A Shares	–3.12%

Russell 3000 Index	3.69%

Goldman Sachs Technology Index	–5.57%

Lipper Science & Technology Funds Category Average	–4.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned –3.49% and Class C shares returned –3.49% over the six months ended April 30, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators.The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer May 17, 2005

2 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit volatility. The technology sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries not associated with domestic investing. These risks are magnified in emerging markets. The securities of small- and mid-cap companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

v	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

vi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

vii	The Goldman Sachs Technology Index is a broad-based measure of U.S.-traded technology stocks. The Index is comprised of six sub-indices-hardware, computer software, services, semiconductors, Internet and multimedia networking.

3 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2004 and held for the six months ended April 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratios	the Period(3)

Class A	(3.12)%	$1,000.00	$968.80	1.50%	$7.32

Class B	(3.49)	1,000.00	965.10	2.25	10.96

Class C	(3.49)	1,000.00	965.10	2.25	10.96

(1)	For the six months ended April 30, 2005.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratios	the Period(2)

Class A	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Class B	5.00	1,000.00	1,013.64	2.25	11.23

Class C	5.00	1,000.00	1,013.64	2.25	11.23

(1)	For the six months ended April 30, 2005.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Schedule of Investments (unaudited)	April 30, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 100.1%
CONSUMER DISCRETIONARY — 3.6%
Internet & Catalog Retail — 1.1%
25,094	eBay Inc. (a)	$796,233

Specialty Retail — 2.5%
31,391	CDW Corp.	1,716,774

	TOTAL CONSUMER DISCRETIONARY	2,513,007

INDUSTRIALS — 3.1%
Commercial Services & Supplies — 3.1%
17,506	Automatic Data Processing, Inc.	760,461
11,370	DST Systems, Inc. (a)	516,198
22,518	First Data Corp.	856,359

	TOTAL INDUSTRIALS	2,133,018

INFORMATION TECHNOLOGY — 93.4%
Communications Equipment — 18.6%
203,236	Cisco Systems, Inc. (a)	3,511,918
64,842	Comverse Technology, Inc. (a)	1,477,749
61,498	Juniper Networks, Inc. (a)	1,389,240
153,220	Motorola, Inc.	2,350,395
144,473	Nokia Oyj, Sponsored ADR	2,308,679
52,868	QUALCOMM Inc.	1,844,564

		12,882,545

Computers & Peripherals — 24.6%
13,984	Apple Computer, Inc. (a)	504,263
99,212	Dell Inc. (a)	3,455,554
224,424	EMC Corp. (a)	2,944,443
123,755	Hewlett-Packard Co.	2,533,265
49,090	International Business Machines Corp.	3,749,494
24,518	Lexmark International, Inc., Class A Shares (a)	1,702,775
60,172	NVIDIA Corp. (a)	1,320,174
61,648	Western Digital Corp. (a)	782,313

		16,992,281

Electronic Equipment & Instruments — 1.4%
28,592	Flextronics International Ltd. (a)	318,801
17,424	Jabil Circuit, Inc. (a)	480,902
47,156	Sanmina-SCI Corp. (a)	189,096

		988,799

Internet Software & Services — 6.7%
98,804	Check Point Software Technologies Ltd. (a)	2,069,944
60,558	IAC/InterActiveCorp (a)	1,316,531
59,225	McAfee Inc. (a)	1,238,394

		4,624,869

IT Consulting & Services — 2.5%
49,533	Accenture Ltd., Class A Shares (a)	1,074,866
11,071	Infosys Technologies Ltd., Sponsored ADR	655,403

		1,730,269

See Notes to Financial Statements. 7 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	April 30, 2005

SHARES	SECURITY	VALUE

Semiconductor Equipment & Products — 17.2%
37,653	Altera Corp. (a)	$780,547
83,214	Applied Materials, Inc.	1,237,392
196,617	Intel Corp.	4,624,432
18,628	KLA-Tencor Corp.	726,864
33,140	Linear Technology Corp.	1,184,424
54,652	Microchip Technology Inc.	1,556,489
129,042	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,111,052
25,063	Xilinx, Inc.	675,197

		11,896,397

Software — 22.4%
83,791	Amdocs Ltd. (a)	2,238,058
91,308	BEA Systems, Inc. (a)	630,025
81,270	Computer Associates International, Inc.	2,186,163
187,884	Microsoft Corp.	4,753,465
263,751	Oracle Corp. (a)	3,048,961
43,769	Synopsys, Inc. (a)	719,562
91,412	VERITAS Software Corp. (a)	1,882,173

		15,458,407

	TOTAL INFORMATION TECHNOLOGY	64,573,567

	TOTAL COMMON STOCK (Cost — $70,274,558)	69,219,592

WARRANTS

WARRANTS (a) — 0.0%
COMMUNICATIONS — 0.0%
TELECOMMUNICATIONS — 0.0%
1,620	Lucent Technologies Inc., Expire 12/10/07 (Cost — $0)	778

	TOTAL INVESTMENTS — 100.1% (Cost — $70,274,558*)	69,220,370
	Liabilities in Excess of Other Assets — (0.1)%	(94,561)

	TOTAL NET ASSETS — 100.0%	$69,125,809

(a)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements. 8 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	April 30, 2005

ASSETS:
Investments, at value (Cost — $70,274,558)	$69,220,370
Receivable for securities sold	238,873
Receivable for Fund shares sold	73,752
Dividends receivable	58,472
Prepaid expenses	23,093

Total Assets	69,614,560

LIABILITIES:
Due to custodian	212,959
Payable for Fund shares reacquired	104,635
Management fee payable	34,764
Transfer agency services payable	25,615
Distribution plan fees payable	13,405
Directors’ fees payable	9,407
Accrued expenses	87,966

Total Liabilities	488,751

Total Net Assets	$69,125,809

NET ASSETS:
Par value of capital shares (Note 5)	$19,051
Capital paid in excess of par value	240,771,311
Undistributed net investment income	179,771
Accumulated net realized loss from investment transactions	(170,790,136)
Net unrealized depreciation of investments	(1,054,188)

Total Net Assets	$69,125,809

Shares Outstanding:
Class A	5,524,974

Class B	8,409,476

Class C	5,117,010

Net Asset Value:
Class A (and redemption price)	$3.73

Class B*	$3.59

Class C*	$3.59

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$3.93

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements. 9 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended April 30, 2005

INVESTMENT INCOME:
Dividends	$997,186
Interest	961
Less: Foreign withholding tax	(9,339)

Total Investment Income	988,808

EXPENSES
Management fee (Note 2)	378,460
Distribution plan fees (Notes 2 and 4)	310,577
Transfer agency services (Notes 2 and 4)	89,608
Shareholder communications (Note 4)	37,686
Registration fees	19,987
Audit and legal	19,391
Custody	10,413
Directors’ fees	9,819
Other	3,620

Total Expenses	879,561
Less: Expense reimbursements (Note 2)	(71,010)

Net Expenses	808,551

Net Investment Income	180,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	3,655,703
Net change in unrealized appreciation/depreciation of investments	(5,974,567)

Net Loss on Investments	(2,318,864)

Decrease in Net Assets From Operations	$(2,138,607)

See Notes to Financial Statements. 10 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2005 (unaudited)
and the Year Ended October 31, 2004	2005	2004

OPERATIONS:
Net investment income (loss)	$180,257	$(1,488,179)
Net realized gain (loss)	3,655,703	(2,852,766)
Net change in unrealized appreciation/depreciation	(5,974,567)	2,440,415

Decrease in Net Assets From Operations	(2,138,607)	(1,900,530)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	4,573,248	19,336,118
Cost of shares reacquired	(14,382,549)	(36,565,071)

Decrease in Net Assets From Fund Share Transactions	(9,809,301)	(17,228,953)

Decrease in Net Assets	(11,947,908)	(19,129,483)
NET ASSETS:
Beginning of period	81,073,717	100,203,200

End of period*	$69,125,809	$81,073,717

* Includes undistributed net investment income of:	$179,771	—

* Includes accumulated net investment loss of:	—	$(486)

See Notes to Financial Statements. 11 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended October 31, unless otherwise noted:

Class A Shares	2005 (1)(2)		2004 (2)	2003 (2)	2002 (2)	2001	2000 (3)

Net Asset Value, Beginning of Period	$3.85		$3.92	$2.78	$4.21	$9.14	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.04)	(0.04)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(0.14)		(0.03)	1.18	(1.38)	(4.85)	(2.19)

Total Income (Loss) From Operations	(0.12)		(0.07)	1.14	(1.43)	(4.93)	(2.26)

Net Asset Value, End of Period	$3.73		$3.85	$3.92	$2.78	$4.21	$9.14

Total Return(4)	(3.12	)%‡	(1.79)%	41.01%	(33.97)%	(53.94)%	(19.82)%‡

Net Assets, End of Period (000s)	$20,606		$23,289	$26,946	$17,754	$27,058	$46,363

Ratios to Average Net Assets:
Expenses(5)(6)	1.50	%†	1.46%	1.50%	1.50%	1.50%	1.52%†
Net investment income (loss)	0.95	†	(1.05)	(1.09)	(1.29)	(1.31)	(1.31)†

Portfolio Turnover Rate	11%		64%	54%	76%	62%	24%

(1)	For the six months ended April 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the monthly average shares method.

(3)	For the period February 28, 2000 (inception date) to October 31, 2000.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the six months ended April 30, 2005, the years ended October 31, 2004, 2003, 2002, 2001, and for the period ended October 31, 2000. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratios would have been 1.70% (annualized), 1.58%, 1.60%, 1.64%, 1.58% and 1.60% (annualized), respectively.

(6)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements. 12 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended October 31, unless otherwise noted:

Class B Shares	2005 (1)(2)		2004 (2)	2003 (2)	2002 (2)	2001	2000 (3)

Net Asset Value, Beginning of Period	$3.72		$3.81	$2.72	$4.16	$9.09	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.00	*	(0.07)	(0.06)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	(0.13)		(0.02)	1.15	(1.36)	(4.81)	(2.19)

Total Income (Loss) From Operations	(0.13)		(0.09)	1.09	(1.44)	(4.93)	(2.31)

Net Asset Value, End of Period	$3.59		$3.72	$3.81	$2.72	$4.16	$9.09

Total Return(4)	(3.49	)%‡	(2.36)%	40.07%	(34.62)%	(54.24)%	(20.26)%‡

Net Assets, End of Period (000s)	$30,166		$34,974	$41,645	$29,324	$45,266	$74,227

Ratios to Average Net Assets:
Expenses(5)(6)	2.25	%†	2.21%	2.25%	2.24%	2.25%	2.27%†
Net investment income (loss)	0.22	†	(1.81)	(1.85)	(2.04)	(2.06)	(2.06)†

Portfolio Turnover Rate	11%		64%	54%	76%	62%	24%

(1)	For the six months ended April 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the monthly average shares method.

(3)	For the period February 28, 2000 (inception date) to October 31, 2000.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the six months ended April 30, 2005, the years ended October 31, 2004, 2003, 2002, 2001, and for the period ended October 31, 2000. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratios would have been 2.41% (annualized), 2.32%, 2.35%, 2.39%, 2.33% and 2.35% (annualized), respectively.

(6)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25%.

*	Amount represents less than $0.01 per share.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements. 13 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended October 31, unless otherwise noted:

Class C Shares(1)	2005 (2)(3)		2004 (3)	2003 (3)	2002 (3)	2001	2000 (4)

Net Asset Value, Beginning of Period	$3.72		$3.82	$2.72	$4.16	$9.09	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.01		(0.07)	(0.06)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	(0.14)		(0.03)	1.16	(1.36)	(4.81)	(2.19)

Total Income (Loss) From Operations	(0.13)		(0.10)	1.10	(1.44)	(4.93)	(2.31)

Net Asset Value, End of Period	$3.59		$3.72	$3.82	$2.72	$4.16	$9.09

Total Return(5)	(3.49	)%‡	(2.62)%	40.44%	(34.62)%	(54.24)%	(20.26)%‡

Net Assets, End of Period (000s)	$18,354		$22,811	$31,612	$22,142	$39,127	$67,815

Ratios to Average Net Assets:
Expenses(6)(7)	2.25	%†	2.21%	2.25%	2.24%	2.25%	2.27%†
Net investment income (loss)	0.28	†	(1.81)	(1.84)	(2.04)	(2.06)	(2.06)†

Portfolio Turnover Rate	11%		64%	54%	76%	62%	24%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	For the six months ended April 30, 2005 (unaudited).

(3)	Per share amounts have been calculated using the monthly average shares method.

(4)	For the period February 28, 2000 (inception date) to October 31, 2000.

(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses for the six months ended April 30, 2005, the years ended October 31, 2004, 2003, 2002, 2001, and for the period ended October 31, 2000. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratios would have been 2.44% (annualized), 2.32%, 2.35%, 2.39%, 2.33% and 2.35% (annualized), respectively.

(7)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements. 14 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Technology Fund (“Fund”), a separate non-diversified investment fund of the Smith Barney Sector Series Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Concentration Risk. The Fund normally invests at least 80% of its assets in technology related investments.As a result of this concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence.The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.These reclassifications have no effect on net assets or net asset values per share.

15 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.The Fund pays SBFM a management fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly. SBFM has entered into a sub-advisory agreement with Citigroup Asset Management Ltd. (“CAM Ltd.”), an affiliate of SBFM. Pursuant to the sub-advisory agreement, CAM Ltd. is responsible for the day-to-day fund operations and investment decisions of the Fund. For services provided to the Fund, SBFM pays CAM Ltd. a sub-advisory fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets.

During the six months ended April 30, 2005, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.50%, 2.25% and 2.25%, respectively.These expense limitations can be terminated at any time by SBFM. During the six months ended April 30, 2005, SBFM voluntarily reimbursed the Fund for certain expenses in the amount of $71,010.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended April 30, 2005, the Fund paid transfer agent fees of $38,385 to CTB. In addition, for the six months ended April 30, 2005, the Fund also paid $2,340 to other Citigroup affiliates for shareholder recordkeeping and services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the six months ended April 30, 2005, CGM and its affiliates received sales charges of approximately $39,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$47,000	$1,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3. Investments

During the six months ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 8,959,387

Sales	18,713,364

16 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,972,430
Gross unrealized depreciation	(6,026,618)

Net unrealized depreciation	$(1,054,188)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended April 30, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$29,268	$172,633	$108,676

For the six months ended April 30, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Services Expenses	$29,109	$36,696	$23,803

For the six months ended April 30, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$10,413	$15,372	$11,901

5. Capital Shares

At April 30, 2005, the Fund had 800 million shares of capital stock authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:
	Six Months Ended		Year Ended
	April 30, 2005		October 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	627,601	$2,537,518	1,560,111	$6,266,491
Shares reacquired	(1,145,392)	(4,599,199)	(2,387,627)	(9,208,010)

Net Decrease	(517,791)	$(2,061,681)	(827,516)	$(2,941,519)

Class B
Shares sold	310,205	$1,212,103	1,033,717	$3,928,069
Shares reacquired	(1,301,346)	(5,027,318)	(2,549,513)	(9,689,393)

Net Decrease	(991,141)	$(3,815,215)	(1,515,796)	$(5,761,324)

Class C†
Shares sold	214,063	$823,627	2,353,792	$9,141,558
Shares reacquired	(1,228,607)	(4,756,032)	(4,507,962)	(17,667,668)

Net Decrease	(1,014,544)	$(3,932,405)	(2,154,170)	$(8,526,110)

* On April 29, 2004, Class L shares were renamed as Class C shares.

17 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6. Capital Loss Carryforward

On October 31, 2004, the Fund had a net capital loss carryforward of approximately $167,682,616, of which $55,943 expires in 2007, $11,938,598 expires in 2008, $70,458,232 expires in 2009, $54,956,795 expires in 2010, $21,469,350 expires in 2011 and $8,803,698 expires in 2012. These amounts will be available to offset any future taxable capital gains.

7. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI.The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability.The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million.Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers.The remaining $183.7 million, including the penalty, has been paid to the U.S.Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC.The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

18 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions.The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9. Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager.Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

19 Smith Barney Sector Series Inc. | 2005 Semi-Annual Report

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SMITH BARNEY TECHNOLOGY FUND

DIRECTORS	INVESTMENT MANAGER
Dwight B. Crane	Smith Barney Fund Management LLC
Burt N. Dorsett
R. Jay Gerken, CFA	SUB-ADVISER
Chairman	Citigroup Asset Management Ltd.
Elliot S. Jaffe
Stephen E. Kaufman	DISTRIBUTORS
Cornelius C. Rose, Jr.	Citigroup Global Markets Inc.
PFS Distributors, Inc.
OFFICERS
R. Jay Gerken, CFA	CUSTODIAN
President and	State Street Bank and
Chief Executive Officer	Trust Company

Andrew B. Shoup	TRANSFER AGENT
Senior Vice President and	Citicorp Trust Bank, fsb.
Chief Administrative Officer	125 Broad Street, 11th Floor
New York, New York 10004
Kaprel Ozsolak
Chief Financial Officer	SUB-TRANSFER AGENTS
and Treasurer
PFPC Inc.
Andrew Beagley	P.O. Box 9699
Chief Anti-Money Laundering	Providence, Rhode Island
Compliance Officer and	02940-9699
Chief Compliance Officer
Primerica Shareholder Services
Robert I. Frenkel	P.O. Box 9662
Secretary and	Providence, Rhode Island
Chief Legal Officer	02940-9662

Smith Barney Sector Series Inc.

Smith Barney Technology Fund	This report is submitted for the general information of
The Fund is a separate investment fund of the Smith Barney Sector Series	the shareholders of Smith Barney Sector Series Inc. —
Inc., a Maryland corporation.	Smith Barney Technology Fund, but it may also be
used as sales literature when preceded or
accompanied by the current Prospectus.

SMITH BARNEY TECHNOLOGY FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or
accompanied by a free prospectus.
Investors should consider the Fund’s
investment objectives, risks, charges
and expenses carefully before
investing. The prospectus contains
this and other important information
about the Fund. Please read the
prospectus carefully before
investing.

www.citigroupam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and
information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the
Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies
and procedures that the Fund uses to determine how to vote proxies relating	©2005 Citigroup Global Markets Inc.
to portfolio securities is available (1) without charge, upon request, by calling	Member NASD, SIPC
1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3)
on the SEC’s website at www.sec.gov.	FD02551 06/05	05-8627

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Sector Series Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Sector Series Inc.

Date:	July 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Sector Series Inc.

Date:	July 7, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Sector Series Inc.

Date:	July 7, 2005